OTHER CURRENT ASSETS	12 Months Ended
Dec. 31, 2025
OTHER CURRENT ASSETS
OTHER CURRENT ASSETS

7.   OTHER CURRENT ASSETS

	December 31, 2025 $	December 31, 2024 $
Prepaid expenses	6,619	15,936
Investments in equity securities	6,760	63
Income tax receivable	–	4,158
Other	124	276
Other current assets	13,503	20,433

As at December 31, 2025, prepaid expenses include $2.5 million (December 31, 2024 - $8.6 million) related to deposits and advances to contractors.

On June 11, 2025, the Company acquired 15,037,593 common shares of Awalé Resources Limited, a mineral exploration company in Côte d’Ivoire, for $6.1 million. As at December 31, 2025, the fair value of this investment was $6.7 million, and is included in investments in equity securities. The fair value recognized was determined based on quoted prices in active markets, a Level 1 fair value measurement, with changes in fair value recorded in other comprehensive income.